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                               [LOGO] CENTENNIAL
                         CENTENNIAL TECHNOLOGIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK, OR DENVER, COLORADO



      NUMBER                                                    SHARES

     DEN

   COMMON STOCK                                             SEE REVERSE SIDE
                                                        FOR CERTAIN DEFINITIONS


This Certifies That                                          CUSIP 151392 10 7





is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE OF

                         CENTENNIAL TECHNOLOGIES, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

    This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


 /s/ Donald R. Peck                                       /s/ John J. McDonald
          TREASURER                                                  PRESIDENT

                         CENTENNIAL TECHNOLOGIES, INC.
                                   CORPORATE
                                      SEAL
                                      1994
                                    DELAWARE
                                      ****


COUNTERSIGNED AND REGISTERED
       AMERICAN SECURITIES TRANSFER & TRUST, INC.
                    P.O. Box 1596
               Denver, Colorado 80201



By ______________________________________________________
        Transfer Agent and Registrar Authorized Signature





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                         CENTENNIAL TECHNOLOGIES, INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

      TEN COM  -as tenants in common

      TEN ENT  -as tenants by the entireties

      JT TEN   -as joint tenants with right of
                survivorship and not as tenants
                in common


      UNIT GIFT MIN ACT-   ----------Custodian-----------
                             (Cust)            (Minor)
                            under Uniform Gifts to Minors

                           Act_____________________
                                     (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED______________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated___________________________    X_________________________________________
                                     NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.


Signature(s) Guaranteed:



____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.



_______________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY